Exhibit 99.2

First Quarter 2019 Earnings Report Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

First Quarter Highlights 3 ▪ Net income was $46.1 million; diluted earnings per share (EPS) were $0.58 – Significant interest rate volatility highlighted the importance of our hedging approach and is also driving improving production trends – Book value per share increased to $21.72 from $21.34 at December 31, 2018 ▪ Production segment pretax income was $47.0 million, up 85% from 4Q18 and 174% from 1Q18 – Total acquisition and origination volume was $16.6 billion in unpaid principal balance (UPB), down 15% from 4Q18 and up 16% from 1Q18 – Total correspondent government and non-delegated locks were $7.7 billion in UPB, down 16% from 4Q18 and 1Q18 – Direct lending locks were $2.7 billion in UPB, up 36% from 4Q18 and 57% from 1Q18 – Correspondent conventional and jumbo acquisition volume fulfilled for PMT was $8.1 billion in UPB, down 10% from 4Q18 and up 92% from 1Q18; fulfillment fee revenue of $27.6 million more than doubled from 1Q18 ▪ Servicing segment pretax income was $11.2 million, down 62% from 4Q18 and 80% from 1Q18 – Valuation-related items included a $164.9 million loss in the fair value of mortgage servicing rights (MSR), partially offset by $134.6 million in hedging gains and $4.1 million due to the change in fair value of the excess servicing spread (ESS) liability; net impact on pretax income was $(26.3) million and on EPS was $(0.24) – Pretax income excluding valuation-related items was $35.3 million, down 21% from 4Q18 and down 3% from 1Q18 o Continued strong operating profitability; higher EBO-related expenses reflect large EBO volumes which are expected to benefit future period income – Completed two bulk acquisitions of Ginnie Mae MSR portfolios totaling $16.3 billion in UPB – Servicing portfolio grew to $324.7 billion in UPB, up 8% from December 31, 2018 and 27% from March 31, 2018

4 ▪ Investment Management segment pretax income was $2.1 million, down from $2.5 million in 4Q18 and up from $1.0 million in 1Q18 – Revenue of $8.8 million in 1Q19, an increase of 12% from 4Q18 and 28% from 1Q18 – PMT raised $147 million in new common equity – Net assets under management (AUM) were $1.7 billion, up 10% from December 31, 2018 and 12% from March 31, 2018 First Quarter Highlights (continued)

5 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 5 Average 30-year fixed rate mortgage(1)▪ The U.S. economy remains on strong footing, despite global growth concerns – Greater clarity from the Federal Reserve on expectations for further rate increases ▪ The average 30-year fixed mortgage rate in the first quarter was 41 basis points lower than 4Q18 – Interest rate decline driving increased refinance activity; Mortgage Bankers Association (MBA) Refinance Application Index at quarter end was 1,786 compared to 730 at December 31, 2018 ▪ Moderating home price appreciation combined with lower rates improves affordability – Purchase originations are expected to grow by mid- single digit percentages over the next two years ▪ Spreads on GSE credit risk transfer (CRT) securities largely retraced the 40 - 80 basis points of the widening experienced in 4Q18 ▪ Total U.S. mortgage delinquency rates remain near their recent all-time lows at 3.65% as of March 31, 2019 – Down from 3.88% at December 31, 2018 and 3.73% at March 31, 2018(3) Current Market Environment 4.55% 4.06% (1) Freddie Mac Primary Mortgage Market Survey. 4.20% as of April 25, 2019 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA House Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Black Knight, Inc. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(2) 2016 2017 2018 2019E 2020E 2021E New home sales ('000s) 561 616 620 639 666 696 Existing home sales ('000s) 5,440 5,547 5,339 5,411 5,526 5,802 Total originations ($ in billions) $2,065 $1,810 $1,630 $1,642 $1,663 $1,740 Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,196 $1,249 $1,308 U.S. Home Price Appreciation (Y/Y % Change) 5.8% 6.9% 6.3% 4.1% 2.8% 1.9% Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report

Drivers of Earnings Growth for PennyMac Financial

Driver	Details
Industry consolidation expected to continue	▪ PennyMac Financial is well-positioned to gain share over time as industry participants exit or adjust their strategies in the highly-competitive market environment ▪ Opportunities to acquire bulk MSR portfolios expected to continue
Grow market share in all production channels	▪ **Correspondent** – focus on growth of non-delegated; expanding community bank and credit union relationships ▪ **Broker Direct Lending** – focus on leveraging technology and access to PennyMac platform to drive growth ▪ **Consumer Direct Lending** – expanded refinance opportunities as a result of lower rates; remain focused on growth of purchase-money and non-portfolio volumes
Infrastructure for new products	▪ **HELOCs**[1] - first non-bank lender to directly offer a HELOC to our servicing portfolio customers ▪ **Prime non-QM**[2] – already launched in the correspondent channel; launching in direct lending channels later this year ▪ **Grow investment management activities** with PMT's ability to securitize and invest in new products
Continued technology development	▪ Successfully developing and implementing new technologies throughout the business – loan servicing, production channels, pricing and margin management ▪ Scale allows us to invest while facilitating new business opportunities and furthering our competitive advantages
Scale advantage and efficiency	▪ Expense management initiatives to capture scale efficiencies and increase operating margins, while maintaining capacity to address current refinancing opportunities ▪ Continued focus on automation, workflow optimization and process enhancements throughout the business (e.g., end-to-end process redesign in loan fulfillment)

[1] HELOC = Home Equity Line of Credit
[2] Non-QM = non-Qualified Mortgage

PennyMac® Financial Services, Inc.

6

Trends in PennyMac Financial's Mortgage Banking Businesses

Correspondent Production[1]


Market Share
11.0%
10.4%
14.9%
14.1%
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19E

Loan Servicing[1]


Market Share
2.0%
2.4%
2.7%
3.0%
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19E

Consumer Direct Production[1]


Market Share
0.47%
0.60%
0.58%
0.73%
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19E

Broker Direct Production[1]


Market Share
0.02%
0.45%
0.48%
1Q18 2Q18 3Q18 4Q18 1Q19E

PennyMac® Financial Services, Inc.

[1] Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 1Q19 origination market of $355 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $16.6 billion divided by $115 billion for the correspondent market (estimated to be 32% of total origination market). Consumer direct production share is based on PFSI originations of $1.4 billion divided by $199 billion for the retail market (estimated to be 56% of total origination market). Broker direct production is based on PFSI originations of $196 million divided by $41 billion for the wholesale market (estimated to be 12% of total origination market). Loan servicing market share is based on PFSI's servicing UPB of $324.7 billion divided by an estimated $10.9 trillion in mortgage debt outstanding as of March 31, 2019.

7

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 1Q19 totaled $15.1 billion in UPB, seasonally down 17% Q/Q and up 15% Y/Y
  - 45% government loans; 55% conventional loans
  - 24% Q/Q and 23% Y/Y decrease in government acquisitions
  - 10% Q/Q decrease in conventional acquisitions; up 96% Y/Y
  - Non-delegated acquisitions increased 45% Q/Q to $174 million in UPB
- Government and non-delegated lock volume totaled $7.7 billion in UPB, down 16% Q/Q and Y/Y
  - Delegated government locks totaled $7.4 billion in UPB, down 18% Q/Q and 19% Y/Y
  - Non-delegated locks totaled $360 million in UPB, up 58% Q/Q
- While the correspondent market remains highly competitive, pricing margins have stabilized
- April correspondent acquisitions totaled $6.5 billion in UPB; locks totaled $7.5 billion in UPB

Correspondent Volume and Mix

(UPB in billions)



$13.6
$18.8
$16.7
$4.2
$8.8
$9.0
$8.9
$0.1
$8.1
$6.8
$0.2
1Q18
4Q18
1Q19
Government loans(1)
Conventional loans for PMT(2)
Non-delegated loans
Total locks(3)

Key Financial Metrics	4Q18	1Q19
Revenue per fallout-adjusted government lock (bps)[4]	29	29
Weighted average fulfillment fee (bps)[5]	32	34

Selected Operational Metrics	4Q18	1Q19
Correspondent seller relationships	710	743
Purchase-money loans, as a % of total acquisitions	88%	85%

PennyMac Financial Services, Inc.

(1) For government-insured and guaranteed loans and jumbo loans, PFSI earns income from holding and selling or securitizing the loans
(2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(4) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; lock volume adjusted for expected fallout, which was 5% in 1Q19 for government-insured correspondent locks
(5) Based on funded loans subject to fulfillment fee. The weighted average fulfillment fee rate may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

8

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume of $1.4 billion in UPB in 1Q19, up 14% Q/Q and 7% Y/Y
- Higher volumes and margins driven by increased rate-and-term refinance activity
- Enhanced data analysis capabilities and predictive processes drive lead prioritization and conversion rates
  - Targeted marketing strategies
  - Resource optimization
- Implementation of end-to-end process redesign is driving greater efficiency and improving pull-through rates
- Continued focus on purchase-money growth
  - Ongoing enhancements to mac portal including a refinement to mortgage insurance offerings
- April 2019 consumer direct originations totaled $602 million in UPB; locks totaled $947 million in UPB; committed pipeline of $1.0 billion in UPB at April 30, 2019(1)



Consumer Direct Production Volume
(UPB in billions)
$1.3
$1.2
$1.4
$0.6
$0.6
$1.0
1Q18
4Q18
1Q19
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline(1)

Consumer Direct Margin	4Q18	1Q19
Revenue per fallout-adjusted consumer direct lock (bps)(2)	356	387

(1) Commitments to originate mortgage loans at specified terms at period end
(2) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 35% in 1Q19 for consumer direct locks

PennyMac® Financial Services, Inc.

9

Production Segment Highlights – Broker Direct Channel

- Broker direct production volume of $196 million in UPB in 1Q19, down slightly from $199 million in 4Q18
  - Driven by seasonally lower volumes and intense price competition among channel leaders
- Broker direct locks of $321 million in UPB in 1Q19, up 15% from 4Q18
- Increased number of approved brokers to 682 at March 31, 2019 from 589 at December 31, 2018
- Ongoing technology enhancements to our broker-facing POWER portal
  - Strategic pricing enhancements
  - Refinements to mortgage insurance offerings
- April broker direct originations totaled $108 million in UPB; locks totaled $210 million in UPB
  - Committed pipeline of $192 million in UPB at April 30, 2019[1]

Broker Direct Production Volume

(UPB in millions)



$199.1
$196.0
$60.1
$74.6
$129.5
$73.1
$121.3
$29.8
$139.0
$3.5
$6.9
$3.3
1Q18
4Q18
1Q19
Conventional loans
Government loans
Committed pipeline(1)

Broker Direct Metrics

	4Q18	1Q19
Revenue per fallout-adjusted broker direct lock (bps)[2]	75	77
Approved brokers at period end	589	682

PennyMac Financial Services, Inc.

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 27% in 1Q19 for broker direct locks

10

Servicing Segment Highlights

- Servicing portfolio totaled $324.7 billion in UPB at March 31, up 8% Q/Q and 27% Y/Y
- Completed the acquisition of two bulk MSR portfolios totaling $16.3 billion in UPB
- CPRs[1] increased from the prior quarter due to the decline in mortgage rates
  - Many loans originated in 2018 are eligible for refinance
- Lower mortgage rates drove improved EBO economics and increased buyout opportunities

Loan Servicing Portfolio Composition

(UPB in billions)



$255.3
$299.3
$324.7
3/31/18
12/31/18
3/31/19
Prime owned
Prime subserviced and other

Selected Operational Metrics

	4Q18	1Q19
Loans serviced (in thousands)	1,494	1,607
60+ day delinquency rate - owned portfolio[2]	3.3%	3.0%
60+ day delinquency rate - sub-serviced portfolio[3]	0.5%	0.4%
Actual CPR - owned portfolio[2]	9.8%	10.1%
Actual CPR - sub-serviced[3]	7.5%	7.6%
UPB of completed modifications ($ in millions)	$519	$483
EBO transactions ($ in millions)[4]	$495	$765

Net Portfolio Growth

(UPB in billions)



$299.3
($7.5)
$16.6
$16.3
$324.7
At 12/31/18
Runoff(5)
Additions from(6) loan production
MSR acquisitions
At 3/31/19

PennyMac Financial Services, Inc.

[1] Conditional Prepayment Rates
[2] Owned portfolio in predominantly government-insured and guaranteed loans under the FHA, VA, and USDA programs.
[3] Represents PMT's MSRs. Excludes distressed loan investments [4] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[5] Also includes loans servicing released in connection with recent asset sales by PMT
[6] Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

11

▪ Net assets under management as of March 31, 2019 were $1.7 billion, up 10% from December 31, 2018 ▪ In light of PMT’s strong investment outlook and ability to create credit and interest rate sensitive assets: – PMT raised approximately $143 million in net proceeds from an issuance of 7 million of its common shares in an underwritten equity offering – PMT launched a $200 million “At The Market” (ATM) common equity program, issuing 221,000 of its common shares during the quarter for approximately $4.5 million in net proceeds ▪ PMT’s continued strong performance resulted in $1.1 million of performance-based incentive fees ▪ Pioneered a financing structure secured by PMT’s first three settled CRT investments; issued nearly $300 million of three-year term notes improving capital efficiency and investment returns PMT’s Mortgage Assets(1) (1) 12 (1) As of March 31, 2019 Investment Management Segment Highlights Investment Management AUM ($ in billions) $1.54 $1.57 $1.73 3/31/2018 12/31/2018 3/31/2019 33% 18% 28% 3% 18% Agency RMBS MSRs and ESS Credit Risk Transfer (CRT) Distressed whole loans and REO Loan inventory 100% = $7.8 billion

Hedging Approach Continues to Moderate the Volatility of PFSI's Results

MSR Valuation Changes and Offsets

($ in millions)



MSR fair value change before recognition of realization of cash flows
Change in fair value of hedges and ESS liability
Production pretax income
$127.8
($110.5)
$17.2
($67.3)
$60.3
$25.4
($164.9)
$138.6
$47.0
1Q18
4Q18
1Q19

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy
- MSR fair value loss in 1Q19, primarily driven by the decrease in interest rates resulting in expectations for higher prepayment activity in the future
- Hedging gains and rate-driven fair value decrease of the ESS liability largely offsets MSR fair value losses
- Hedge costs comprise a portion of the net $26.3 million fair value loss in 1Q19

Note: Figures may not sum exactly due to rounding

PennyMac® Financial Services, Inc.

13

Servicing Profitability Excluding Valuation-Related Changes

	1Q18			4Q18			1Q19		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	174.5	27.9	$	217.9	29.8	$	225.0	29.2
Realization of MSR cash flows		(61.2)	(9.8)		(82.3)	(11.2)		(92.5)	(12.0)
EBO-related revenue[2]		48.2	7.7		37.4	5.1		35.1	4.6
Servicing expenses:									
Operating expenses		(76.6)	(12.3)		(75.8)	(10.4)		(80.1)	(10.4)
Credit losses and provisions for defaulted loans		(14.3)	(2.3)		(19.0)	(2.6)		(15.1)	(2.0)
EBO transaction-related expense		(7.6)	(1.2)		(8.3)	(1.1)		(10.7)	(1.4)
Financing expenses:									
Interest on ESS		(3.9)	(0.6)		(3.6)	(0.5)		(3.1)	(0.4)
Interest to third parties		(22.8)	(3.6)		(21.8)	(3.0)		(23.3)	(3.0)
Pretax income excluding valuation-related changes	**$**	**36.3**	**5.8**	**$**	**44.5**	**6.1**	**$**	**35.3**	**4.6**
Valuation-related changes[3]									
MSR fair value[4]		127.8			(67.3)			(164.9)	
ESS liability fair value		(6.9)			0.5			4.1	
Hedging derivatives gains (losses)		(103.6)			59.8			134.6	
Reversal of liability (provision) for credit losses on active loans[5]		1.3			(8.3)			2.2	
Servicing segment pretax income	**$**	**54.9**		**$**	**29.3**		**$**	**11.2**	
Average servicing portfolio UPB	**$**	**249,833**		**$**	**292,721**		**$**	**308,212**	

- Operating revenues continue to increase driven by portfolio growth, while operating expenses increased only modestly versus a year ago; demonstrates economies of scale in servicing
- Lower EBO-related earnings versus 4Q18 and 1Q18
  - Elevated EBO revenues in 1Q18 driven by hurricane-related activity
  - Higher EBO-related expenses in 1Q19 reflect larger EBO volumes; expected to benefit future period income

PennyMac® Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

14

Appendix

▪ Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems ▪ Operating platform has been developed organically and is highly scalable ▪ Commitment to strong corporate governance, compliance and risk management since inception ▪ PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management ▪ Servicing for owned MSRs and subservicing for PMT ▪ Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae ▪ Industry-leading capabilities in special servicing ▪ Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity ▪ External manager of PennyMac Mortgage Investment Trust (NYSE: PMT), which is focused on investing in mortgage-related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non-Agency MBS and ABS – HELOC and prime non-QM securitization interests – Distressed whole loans ▪ Synergistic partnership with PMT ▪ Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans ▪ Consumer direct origination of conventional and government- insured loans ▪ Broker direct origination launched in 2018 16 Overview of PennyMac Financial’s Businesses

PennyMac Financial Is a Strong Independent Mortgage Company 17 ▪ Comprehensive mortgage platform and balanced model with leading production and servicing businesses ▪ Strong balance sheet with low leverage versus competitors – Debt to equity of 2.5x ▪ Diversified liquidity sources and term debt that finances the largest asset (MSRs) – Unique and cost effective funding structures with strong bank partnerships to support growth ▪ Well-developed and sophisticated risk management structure combines extensive market expertise with technology to identify and monitor risks across the enterprise ▪ Simplified corporate structure in 2018; all equity ownership converted to a single class of common stock Considerable oversight from State regulators, CFPB, GSEs, ratings agencies and bank counterparties As of March 31, 2019 ($ in millions) Other Assets & Receivables $572 Loans eligible for repurchase $1,095 Servicing Advances $284 Mortgage Servicing Rights $2,905 Cash & Short-term Investments $294 Mortgage Loans Held for Sale $2,669 Stockholders' Equity $1,701 Other Liabilities & Payables $825 Liability for loans eligible for repurchase $1,095 ESS Financing $205 MSR VFN Repo $255 MSR Term Notes 1,293 Warehouse Financing $2,445 $7,819 $7,819 Assets Liabilities & Equity

PLS launches Broker Direct channel PennyMac Financial completes corporate reorganization simplifying corporate structure PennyMac Financial’s 11 Years of Continuous Growth and Development 18 2008 2009 2010 2012 2013 2016 2017 2018 PennyMac Loan Services, LLC (PLS) founded in 2008 with 72 employees August 9, 2009: PennyMac Mortgage Investment Trust IPOs on the NYSE (PMT) PLS launches correspondent group PLS reaches 1,000 employees May 14, 2013: PennyMac Financial Services, Inc. IPOs on the NYSE (PFSI) PMT becomes the 2nd largest correspondent aggregator overall(1) PLS reaches 1 million customers and 3,100 employees in January PLS becomes the 8th largest mortgage servicer with a portfolio over $229 billion in UPB (1) Leading nonbank residential mortgage specialist with capital, expertise, operational capabilities and breadth of management (1) Source: Inside Mortgage Finance

19 Industry-leading platform built organically – not through acquisitions ▪ Disciplined, sustainable growth for more than 11 years ▪ Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development ▪ Over 3,500 employees ▪ Highly experienced management team – 119 senior-most executives have, on average, 24 years of relevant industry experience Strong governance and compliance culture ▪ Led by distinguished board which includes eight independent directors ▪ Robust management governance structure with 9 committees that oversee key risks and controls ▪ External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank ▪ Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle ▪ Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial Is in a Unique Position Among Mortgage Specialists

20 Why Are MSR Sales Occurring? How Do MSRs Come to Market? ▪ Large servicers may sell MSRs due to operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses ▪ Independent mortgage banks sell MSRs from time to time due to a need for capital ▪ Intermittent large bulk portfolio sales ($10+ billion in UPB) – Require considerable coordination with selling institutions and Agencies ▪ Mini-bulk sales (typically $500 million to $5 billion in UPB) ▪ Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) – Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? ▪ GSE and Ginnie Mae servicing in which PFSI has distinctive expertise ▪ MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) ▪ Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

21 Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) ▪ PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs ▪ PMT acquires the right to receive the ESS cash flows over the life of the underlying loans ▪ PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect controlled subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) ▪ Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR ▪ Income from a portion of the contractual servicing fee ▪ Also entitled to ancillary income ▪ Bears expenses of performing loan servicing activities ▪ Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

22 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $197,543 $22,292 $219,834 Weighted average coupon 3.95% 4.19% 3.98% Prepayment speed assumption (CPR) 12.0% 10.5% 11.4% Weighted average servicing fee rate 0.33% 0.34% 0.33% Fair value of MSR $2,606.3 $298.8 $2,905.1 As a multiple of servicing fee 4.03 3.93 4.02 Related excess servicing spread liability - $205.1 $205.1 March 31, 2019 Unaudited ($ in millions) Total Subjectto excess servicing spread liability Not subject to excess servicing spread liability

23 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Consumer Direct Fundings HELOC-$ -$ -$ -$ 1$ Unaudited ($ in millions) Correspondent Acquisitions Delegated Conventional Conforming 4,229$ 5,399$ 7,503$ 9,052$ 8,130$ Delegated Government 8,830 9,546 8,970 8,885 6,752 Delegated Non-Agency(1) - 8 9 5 5 Non-Delegated - - 75 120 174 Total 13,059$ 14,954$ 16,556$ 18,061$ 15,061$ Consumer Direct Originations Conventional 708$ 634$ 832$ 740$ 609$ Government 559 278 459 447 748 Jumbo - - - - - Total 1,267$ 911$ 1,291$ 1,187$ 1,357$ Broker Direct Originations Conventional 4$ 32$ 70$ 139$ 121$ Government 3 30 41 60 75 Jumbo - - - - - Total 7$ 62$ 111$ 199$ 196$ Total acquisitions/originations 14,333$ 15,927$ 17,958$ 19,448$ 16,614$ UPB of loans fulfilled for PMT 4,229$ 5,408$ 7,512$ 9,056$ 8,136$ 1Q18 2Q18 3Q18 4Q18 1Q19

24 Interest Rate Locks by Product First Lien Locks Second Lien Locks Consumer Direct Locks HELOC-$ -$ -$ -$ 1$ Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Unaudited ($ in millions) Correspondent Locks Delegated Conventional Conforming 4,304$ 5,979$ 8,392$ 9,639$ 8,974$ Delegated Government 9,162 10,082 9,146 8,962 7,385 Delegated Non-Agency(1) 13 50 20 11 13 Non-Delegated 88 121 157 227 360 Total 13,567$ 16,232$ 17,714$ 18,839$ 16,732$ Consumer Direct Locks Conventional 1,080$ 1,018$ 1,106$ 925$ 1,103$ Government 573 625 659 735 1,226 Jumbo 8 29 24 13 11 Total 1,661$ 1,672$ 1,789$ 1,673$ 2,340$ Broker Direct Locks Conventional 15$ 50$ 131$ 195$ 187$ Government 20 51 65 84 133 Jumbo - - - - - Total 35$ 101$ 196$ 279$ 321$ Total locks 15,263$ 18,005$ 19,699$ 20,791$ 19,393$ 1Q18 2Q18 3Q18 4Q18 1Q19

25 Correspondent Consumer Direct Credit Characteristics by Acquisition / Origination Period 1Q18 2Q18 3Q18 4Q18 1Q19 Government-insured 697 697 699 700 699 Conventional 744 748 748 751 750 Weighted Average FICO 1Q18 2Q18 3Q18 4Q18 1Q19 Government-insured 697 709 700 696 699 Conventional 738 736 731 730 733 Weighted Average FICO